UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant

To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

December 14, 2006

Date of Report (Date of Earliest Event Reported)

CALIFORNIA STEEL INDUSTRIES, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State Or Other Jurisdiction Of

Incorporation Or Organization)

333-79587	33-0051150
Commission File Number	(I.R.S. Employer Identification Number)

14000 SAN BERNARDINO AVENUE FONTANA, CALIFORNIA	92335
(Address Of Principal Executive Offices)	(Zip Code)

(909) 350-6200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication under Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 18, 2006, California Steel Industries, Inc. (“Company”), filed a Form 8-K dated December 14, 2006 (“Original Filing”), announcing the dismissal of its current independent registered public accounting firm and the appointment of a new registered public accounting firm, which firm was not named pending acceptance of such appointment on completion of the firm’s client intake procedure. The Original Filing is being amended to announce the formal acceptance of said appointment.

ITEM 4.01 Change in Registrant’s Certifying Accountant

(b)	New independent registered public accounting firm

On December 14, 2006, the Board of Directors appointed Ernst and Young, LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2007, which appointment was accepted by EY on December 29, 2006. During the fiscal years ended December 31, 2005 and 2004 and through December 29, 2006, there were no consultations with EY described in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 2, 2007	CALIFORNIA STEEL INDUSTRIES, INC.

	By:	/s/ MASAKAZU KURUSHIMA
Masakazu Kurushima,
President and Chief Executive Officer